Note 7 - Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets Disclosure [Text Block]	Note 7 - Intangible Assets
Intangible assets consisted of land use right, trademark and customer relationship. All land in the PRC is government-owned and cannot be sold to any individual or company. However, the government grants the user a right to use the land (“land use right”). The Company acquired the right to use land in Dongguan, Guangdong Province, China, in 2004 for 50 years and is amortizing such rights on a straight-line basis for 50 years.

The Company acquired a customer relationship with a fair value of $50,000 on August 31, 2011, as part of its acquisition of Diamond Bar. Concurrently with its acquisition of Diamond Bar, the Company entered into a trademark purchase and assignment agreement for all rights, title and interest in two registered U.S. trademarks (Diamond Sofa and Diamond Furniture) for $200,000 paid in full at the closing. Amortization of customer relationship and trademark is provided using the straight-line method and estimated lives were 5 and 10 years, respectively.

Intangible assets consisted of the following at December 31, 2011 and 2010:

	2011	2010
Land use right	$572,202	$544,399
Customer relationship	50,000	-
Trademark	200,000	-
Less: accumulated amortization	(97,737)	(72,587)

Net	$724,465	$471,812

Amortization of intangible assets was $21,164 and $10,652 for the years ended December 31, 2011 and 2010, respectively. Annual amortization expense is expected to be approximately $41,200 for each year from 2012 to 2015, and expected to be approximately $40,300 in 2016.